SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): August 12, 2002
                                                       (August 12, 2002)

                      Furniture Brands International, Inc.
               (Exact name of Registrant as specified in charter)


        Delaware                   I-91                      43-0337683
-------------------------      -------------        --------------------------
(State of Incorporation)       (Commission                (IRS Employer
                                File Number)          Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                    (Address of principal executive offices)




                                 (314) 863-1100
                         (Registrant's telephone number)

Item 5. Other Information

     On August 12, 2002, the Company mailed to the Securities and Exchange Commission for filing on August 13, 2002 Statements Under Oath of the Principal Executive Officer of the Company, W. G. Holliman, and Principal Financial Officer of the Company, David P. Howard, Regarding Facts and Circumstances Relating to Exchange Act Filings. The Statements Under Oath are being filed pursuant to the Order Requiring the Filing of Sworn Statements Pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460, June 27, 2002).

Item  7. Financial Statements and Exhibits

     (c)  Exhibit

          99.1 Statement Under Oath of W.G. Holliman, Principal Executive Officer, Regarding Facts and Circumstances Relating To Exchange Act Filings.

          99.2 Statement Under Oath of David P. Howard, Principal Financial Officer, Regarding facts and Circumstances Relating To Exchange Act Filings.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        Furniture Brands International, Inc.




                                   By:   /s/Lynn Chipperfield
                                      ----------------------------------------
                                         Lynn Chipperfield
                                         Senior Vice President and
                                             Chief Administrative Officer





Dated: August 12, 2002

                                                                Exhibit 99.1


                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                     OFFICER AND PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS


I, W. G. Holliman, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Furniture Brands International, Inc. and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report(or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report(or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Furniture Brands International, Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Furniture Brands International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.



s/ W. G. Holliman                          Subscribed and sworn to before
--------------------                       me this 12th day of August, 2002
Name:  W. G. Holliman
Date:  August 12, 2002
                                           /s/ Linda McKinney
                                           -----------------------------------
                                           Notary Public

                                           My Commission Expires:
                                           May 15, 2005

                                                                Exhibit 99.2


                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                     OFFICER AND PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS


I, David P. Howard, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Furniture Brands International, Inc. and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report(or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report(or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Furniture Brands International, Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Furniture Brands International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.



s/ David P. Howard                      Subscribed and sworn to before
------------------------                me this 12th day of August, 2002
Name:  David P. Howard
Date:  August 12, 2002
                                        /s/ Robert Lee Kaintz
                                        -----------------------------
                                        Notary Public
                                        My Commission Expires:
                                        August 22, 2002